UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2005

NATIONWIDE FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-120428	33-1080880

(Commission File Number)	(IRS Employer Identification No.)

3231 S. Country Club Way, Suite 102, Tempe, Arizona	85282

(Address of Principal Executive Offices)	(Zip Code)

(480) 820-9766

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On June 20, 2005, Nationwide Financial Solutions, Inc., a Nevada corporation (the “Company”) entered into a Financial Consulting Services Agreement (the “Agreement”) with iCapital Finance, Inc., a California corporation (the “Consultant”).

Under the terms of the Agreement, the Company will engage the Consultant on a non-exclusive basis as a financial consultant and the Consultant will provide consultation services to the Company regarding general financial and business matters, including structured finance and merger and acquisition advice. The Agreement has a term of twelve months and either party may cancel the Agreement upon five days written notice in the event either party violates any material provision of the Agreement and fails to cure such violation within five days of written notification of such violation from the other party. Under the Agreement the Consultant will receive 37,500 shares of common stock of the Company and will be paid $37,500 upon receipt by the Company of funding in the amount of $500,000. An additional $37,500 will be paid to the Consultant upon receipt by the Company of a second round of funding in the amount of $500,000 or upon any draw down on an equity line of funding. For a merger or acquisition transaction entered into by the Company as a result of the efforts of the Consultant during the term of the Agreement, the Company will pay the Consultant a performance fee in the amount of six percent of the total value of such transaction. The Agreement also contains customary representations and warranties and confidentiality provisions.

Item 7.01.	Regulation FD Disclosure

In connection with the Agreement, the Company has issued a press release (the “Press Release”), which is attached to this report as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information contained in the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Press Release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1.	Press Release of Nationwide Financial Solutions, Inc. dated June 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SOLUTIONS, INC.
(Registrant)

Date: June 24, 2005	By:	/s/ Darren Dierich
________________________

Darren Dierich
Chief Financial Officer